                                                                    Exhibit 32.2

                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly  Report of SWMX,  Inc., (the "Company") on Form
10-QSB for the quarterly  period ended June 30, 2007 the Securities and Exchange
Commission on the date hereof (the  "Report"),  I, James Caci,  Chief  Financial
Officer of the Company,  certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant  to  Section  906  of  the  Sarbanes-Oxley  Act of  2002,  that,  to my knowledge:

       (1)  The Report fully complies with the requirements of Section 13 (a) of
            15 (d) of the Securities Exchange Act of 1934; and

       (2)  The  information  contained in the Report  fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

August 14, 2007

                                      /s/ James Caci
                                      ------------------------------------------
                                      James Caci
                                      Chief Financial Officer